Series Number:  8
For period ending 5/31/12

48)	Investor, A & C
First $1 billion  0.572%
Next $1 billion  0.520%
Next $3 billion 0.490%
Next $5 billion 0.470%
Next $15 billion 0.457%
Next $25 billion 0.455%
Over $50 billion 0.454%

Institutional
First $1 billion 0.372%
Next $1 billion 0.320%
Next $3 billion 0.290%
Next $5 billion 0.270%
Next $15 billion 0.257%
Next $25 billion 0.255%
Over $50 billion 0.254%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   53,403
                                Institutional Class              33,321
           2. Dividends for a second class of open-end company shares
                                A Class                                                                                 1,164
                                C Class                                                                                 265

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.3338
                               Institutional Class                                                      $0.3566
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3054
        C Class                                            $0.2198

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class           168,767
                              Institutional Class     124,353
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   5,599
                                    C Class                                                             1,647

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $11.63
                                Institutional Class                                $11.64
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $11.64
                                    C Class                                                                 $11.63

Series Number:  10
For period ending 5/31/12

48)	Investor, A & C
First $1 billion  0.702%
Next $1 billion  0.650%
Next $3 billion  0.620%
Next $5 billion  0.600%
Next $15 billion   0.587%
Next $25 billion   0.585%
Over $50 billion   0.584%

Institutional
First $1 billion 0.502%
Next $1 billion 0.450%
Next $3 billion 0.420%
Next $5 billion 0.400%
Next $15 billion 0.387%
Next $25 billion 0.385%
Over $50 billion 0.384%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                           8,479
                                Institutional Class                                                                           280
           2.  Dividends for a second class of open-end company shares
                                A Class                                                                                      3,914
        B Class                                                      29
                                C Class                                                                                      1,078

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.4382
                               Institutional Class                                                      $0.4561
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.4158
        C Class                                            $0.3488

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class           25,528
                              Institutional Class     779
2. Number of shares outstanding of a second class of open-end company shares(000's omitted)
                                A Class                   9,887
C Class                             3,365

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class                                $9.32
                                Institutional Class                                $9.32
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $9.32
                                    C Class                                                                 $9.32

Series Number:  11
For period ending 5/31/12

48)	Investor, A & C
First $1 billion 0.572%
Next $1 billion 0.520%
Next $3 billion 0.490%
Next $5 billion 0.470%
Next $15 billion 0.457%
Next $25 billion 0.455%
Over $50 billion 0.454%

Institutional
First $1 billion 0.372%
Next $1 billion 0.320%
Next $3 billion 0.290%
Next $5 billion 0.270%
Next $15 billion 0.257%
Next $25 billion 0.255%
Over $50 billion 0.254%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                           1,167
                                Institutional Class                                                                           10
           2.  Dividends for a second class of open-end company shares
                                A Class                                                                           595
        B Class                                           4
                                C Class                                                                           82

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.3919
                               Institutional Class                                                      $0.4147
2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3635
        C Class                                            $0.2788

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class                                           4,211
                              Institutional Class                                           24
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                1,765
                                    C Class                                                                 350

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $11.70
                                Institutional Class                                $11.69
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $11.70
                                    C Class                                                                $11.70

Series Number:  12
For period ending 5/31/12

48)	Investor, A & C
First $1 billion 0.732%
Next $1 billion 0.680%
Next $3 billion 0.650%
Next $5 billion 0.630%
Next $15 billion 0.617%
Next $25 billion 0.615%
Over $50 billion 0.614%

Institutional
First $1 billion 0.532%
Next $1 billion 0.480%
Next $3 billion 0.450%
Next $5 billion 0.430%
Next $15 billion 0.417%
Next $25 billion 0.415%
Over $50 billion 0.414%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   262
                                Institutional Class              35
           2.  Dividends for a second class of open-end company shares
                                A Class                                                                                270
        C Class                                                50

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.3234
                               Institutional Class                                                      $0.3454
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2962
        C Class                                            $0.2139

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class           729
                              Institutional Class     128
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   984
                                    C Class                                                             159

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $11.21
                                Institutional Class                                $11.21
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $11.22
                                    C Class                                                                 $11.21